Exhibit 10.20

EIGHTH AMENDMENT

TO THE FIRST RESTATEMENT OF THE

MERIT MEDICAL SYSTEMS, INC. 401(k) PROFIT SHARING PLAN

                                                This Eighth Amendment to the First Restatement of the Medical Systems, Inc. 401(k) Profit Sharing Plan (the “Plan”) is adopted retroactively effective as of January 1, 2003 by Merit Medical Systems, Inc. (the “Employer”) as principal sponsor of the Plan.

                                                WHEREAS, it is necessary and desirable to amend the Plan to assure compliance with the final and temporary regulations issued under Code Section 401(a)(9).

                NOW, THEREFORE, the Employer hereby amends the Plan as follows:

                1.             Effective January 1, 2003, the Plan is hereby amended to add to new Section VI C 5 to read as follows:

“5.           The IRS Model Amendment language set forth in Appendix “A” to the Plan, a copy of which is attached hereto, relating to the minimum distribution rules of Code Section 401(a)(9) shall apply to all distributions under the Plan and shall supersede any inconsistent provisions of the Plan.”

                2.             Effective January 1, 2003, Appendix “A” is hereby added to the Plan to read as follows:

APPENDIX “A”

401(a)(9) MODEL AMENDMENT PROVISIONS

SECTION 1

GENERAL RULES

1.1          Effective Date

                                                The provisions of this Appendix “A” will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2          Precedence

The requirements of this Appendix “A” will take precedence over any inconsistent provisions of the Plan.  Except as provided in Article VII of the Plan, the Plan provides for distribution in a lump sum form only.  Nothing in this Appendix “A” shall be construed, to expand the forms or methods of distribution otherwise provide under the Plan or to allow deferral of distribution beyond the dates specified in the Plan.

1.3          Requirements of Treasury Regulations Incorporated

                                                All distributions required under the Plan and this Appendix “A” will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

SECTION 2

TIME AND MANNER OF DISTRIBUTION

2.1          Required Beginning Date

A Participant’s entire Vested Benefit will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

2.2          Death of Participant Before Distributions Begin

If a Participant dies before distributions begin, the Participant’s entire Vested Benefit will be distributed, or begin to be distributed, no later than as follows:

(a)           If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then except as provided in Section 6.1, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

(b)           If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in Section 6.1 of this Appendix “A”, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)           If there is no Designated Beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire Vested Benefit will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)           If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

                                                For purposes of this Section 2.2 and Section 4 of this Appendix “A”, unless Section 2.2(d) applies, distributions are considered to begin on the Participant’s Required Beginning Date.  If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a).  If distributions pursuant to Article VII of the Plan under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3          Forms of Distribution

                                                Unless the Participant’s interest is distributed under Article VII of the Plan in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 3 and 4 of this Appendix “A”.  If the Participant’s Vested Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code section 401(a)(9) and the Treasury Regulations.

SECTION 3

REQUIRED MINIMUM DISTRIBUTIONS

DURING PARTICIPANT’S LIFETIME

3.1          Amount of Required Minimum Distribution for Each Distribution Calendar Year

                                                During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(a)           the quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(b)           if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the Distribution Calendar Year.

3.2          Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death

                                                Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

SECTION 4

REQUIRED MINIMUM DISTRIBUTIONS

AFTER PARTICIPANT’S DEATH

4.1          Death On or After Date Distribution Begins

If a Participant dies on or after the date distributions begin, the following rules shall apply to the distribution of the Participant’s Account Balance, if any.

(a)           If there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:

(i)            The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)           The Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(iii)          If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)           If the Participant dies before distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2          Death Before Date Distributions Begin

If the Participant dies before the date distributions begin, the following rules shall apply.

(a)           If there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Section 4.1 of this Appendix “A”.

(b)           If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire Vested Benefit will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)           If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a) of this Appendix “A”, this Section 4.2 will apply as if the surviving spouse were the Participant.

SECTION 5

DEFINITIONS

5.1          Definitions

                                                For purposes of this Appendix “A” the following terms have the following meanings.  Except as otherwise specifically provided herein, any term defined in Section 5.1 of this Appendix “A” has the meaning given such term in this Section 5.1.  All references in this Appendix “A” to a “Section” shall mean a Section of this Appendix “A” unless the context otherwise requires.

(a)           “Designated Beneficiary” means the individual who is designated as the Participant’s Beneficiary under Article VI of the Plan and is the designated beneficiary under Code section 401(a)(9) and section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

(b)           “Distribution Calendar Year” means a calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first “Distribution Calendar Year” is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date.  For distributions beginning after the Participant’s death, the first “Distribution Calendar Year” is the calendar year in which distributions are required to begin under Section 2.2 of this Appendix “A”.  The required minimum distribution for the Participant’s first “Distribution Calendar Year” will be made on or before the Participant’s Required Beginning Date.  The required minimum distribution for other “Distribution Calendar Years,” including the required minimum distribution for the “Distribution Calendar Year” in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that “Distribution Calendar Year.”

(c)           “Life Expectancy” means a Participant’s or Beneficiary’s life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury Regulations.

(d)           “Participant Account Balance” means the Participant’s Account Balance as of the last Valuation Date in the calendar year immediately preceding the “distribution calendar year” (the valuation calendar year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account Balance as of dates in the “valuation calendar year” after the Valuation Date and decreased by distributions made in the “valuation calendar year” after the Valuation Date.  The Participant’s Account Balance for the “valuation calendar year” includes any amounts rolled over or transferred to the Plan either in the “valuation calendar year” or in the “distribution calendar year” if distributed or transferred in the “valuation calendar year.”

SECTION 6

SPECIAL RULES

6.1          Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries

                                                If a Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 2.2(a), (b) or (d) above, but the Participant’s entire

Account Balance shall be distributed no later than December 31st of the calendar year which contains the fifth anniversary of the Participant’s death.  If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the Participant or surviving spouse begin, this provision shall apply as if the surviving spouse were the Participant.

IN WITNESS WHEREOF, the Employer has caused this Eighth Amendment to be executed this 15th day of February, 2007.

MERIT MEDICAL SYSTEMS, INC.

By:	/s/ Fred P. Lampropoulos
Name:	Fred P. Lampropoulos
Its:	President and CEO